                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            VIROPHARMA INCORPORATED
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                            VIROPHARMA INCORPORATED
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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Notes:

                            VIROPHARMA INCORPORATED
                            405 Eagleview Boulevard
                           Exton, Pennsylvania 19341

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                           To Be Held June 11, 2001

                               ----------------

To Our Stockholders:

  Our annual stockholders' meeting will be held on Monday, June 11, 2001 at 10:00 a.m., local time, at The Desmond Great Valley Hotel, One Liberty Boulevard, Malvern, Pennsylvania for the following purposes:

  1. To elect two (2) directors to Class II of our board of directors. Each director elected by the stockholders will serve for a three-year term and until the election and qualification of his successor.

  2.  To approve our stock option plan, as amended, to:

    . increase the number of shares of common stock available for issuance under our stock option plan by 1,000,000 shares; and

    . authorize the grant or sale of restricted shares to selected employees.

  3.  To transact any other business that may arise at the meeting.

  Any action may be taken on these matters at the annual meeting, or on the date to which the annual meeting may be adjourned. Our board of directors has chosen April 16, 2000 as the record date for determining the stockholders who will be entitled to receive notice of our annual meeting and to vote at that meeting. We will maintain a complete list of our stockholders entitled to vote at the annual meeting at our headquarters, located at 405 Eagleview Boulevard, Exton, Pennsylvania, for ten days before the annual meeting. If we have to adjourn the meeting, then we will take action on the items described above on the date to which the meeting is adjourned.

  The proxy statement included with this notice discusses each of our proposals to be considered at the annual meeting. We also have included a copy of our annual report to stockholders for the year ended December 31, 2000 for your review.

  YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE SO THAT WE CAN COUNT YOUR VOTE. WE HAVE INCLUDED A POSTAGE-PREPAID ENVELOPE FOR YOUR USE. RETURNING THE PROXY CARD WILL NOT AFFECT YOUR RIGHT TO ATTEND THE MEETING AND VOTE.

                                          By order of the board of directors,

                                          Thomas F. Doyle
                                          Vice President, General Counsel and
                                           Secretary

May 8, 2001
Exton, Pennsylvania

                            VIROPHARMA INCORPORATED
                            405 Eagleview Boulevard
                           Exton, Pennsylvania 19341

                               ----------------

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 11, 2001

                               ----------------

  We are sending you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at our 2001 annual meeting of stockholders. The annual meeting will be held on June 11, 2001 at 10:00 a.m., local time, at The Desmond Great Valley Hotel, One Liberty Boulevard, Malvern, Pennsylvania. We began mailing this proxy statement and the proxy card on or about May 8, 2001. We have also included our annual report for the year ended December 31, 2000 for your review. The annual report is not part of this proxy statement.

                           ABOUT THE ANNUAL MEETING

 Who is entitled to vote at the annual meeting?

  Only our stockholders of record at the close of business on April 16, 2001 are entitled to receive notice of our annual meeting and to vote at the meeting. On April 1, 2001, we had 16,275,712 shares of our common stock outstanding, and 2,300,000 shares of series A convertible participating preferred stock outstanding. The series A preferred stock was convertible into 2,346,295 shares of common stock on that date. Each common stockholder that is entitled to vote will have the right to one vote for each share of common stock outstanding in such stockholder's name on the record date. The holders of the series A preferred stock will have the right to one vote for each share of common stock into which the preferred stock is convertible on the record date.

 Do I have to attend the meeting in order to vote?

  No. If you want to have your vote count at the meeting, but not actually attend the meeting in person, you may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

  By Internet -- If you have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the proxy card.

  By Mail -- You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the accompanying enclosed, pre-addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below.

  Your shares will be voted in the manner that you indicate in your proxy. The proxy card provides spaces for you to withhold your authority to vote your shares for the nominees for the board of directors. The proxy card also provides spaces for you to vote "for" or "against" or "abstain" from voting in connection with our proposal to amend our stock option plan to (i) increase the number of shares of common stock available under our plan and (ii) authorize the grant or sale of restricted shares to selected employees.

  If you return a signed proxy card but do not indicate how you wish to vote your shares, your shares will be voted by the management proxies set forth on the proxy card in the manner recommended by our board of directors in this proxy statement.

 What if my shares are held in "street name?"

  If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. For example, we believe that brokers that do not receive instructions are entitled to vote those shares for the election of the directors. However, we believe that brokers are not entitled to vote those shares on the proposal to approve the amendments to our option plan. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on that matter and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

 How many votes are required to conduct business at the annual meeting?

  We need to receive votes from holders of a majority of the common stock outstanding or issuable upon conversion of the series A preferred stock and entitled to vote, either in person or by proxy, in order to have a quorum at the meeting. If a quorum is present, we will be able to conduct business at the meeting.

  The nominees for director will be elected by a plurality of the votes cast at the annual meeting. You can cast your vote in favor of the nominees for director, or you can withhold your votes from these persons. If you withhold your authority, then your votes will be excluded from the vote and will have no effect, other than for purposes of determining the presence of a quorum.

  Any other matter submitted to the stockholders will require the affirmative vote of a majority of the shares represented and entitled to vote, in person or by proxy, at the annual meeting, unless a greater percentage is required either by law or by our certificate of incorporation or bylaws. If you "abstain" from voting on any of these matters, your abstention will be considered as present and entitled to vote for purposes of determining the presence of a quorum, but will have the effect of a vote "against" the particular matter.

 Can I change my vote after I return the proxy card?

  Yes. You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by sending a written revocation or granting a new proxy bearing a later date (which automatically revokes the earlier proxy) before the annual meeting to Thomas F. Doyle, our corporate secretary, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

 How can I get additional information about the company?

  We will be happy to provide you (without charge) with a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2000 and other documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Please address your requests for such documents to Thomas F. Doyle, Vice President, General Counsel and Secretary of ViroPharma Incorporated, 405 Eagleview Boulevard, Exton, Pennsylvania 19341, telephone number (610) 458-7300.

Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth information regarding the beneficial ownership of our common stock as of April 1, 2001, except as otherwise indicated in the relevant footnote, by (1) each person or group that we know beneficially owns more than 5% of our common stock, (2) each of our directors and director nominees, (3) persons serving as our Chief Executive Officer during 2000 and our four most highly compensated executive officers other than our Chief Executive Officer for the fiscal year ended December 31, 2000, collectively referred to in this proxy statement as the "named executive officers," and (4) all current executive officers and directors as a group. Unless otherwise indicated, the address of each person identified below is c/o ViroPharma Incorporated, 405 Eagleview Boulevard, Exton, Pennsylvania 19341.

  The percentages of beneficial ownership shown below are based on 16,275,712 shares of Common Stock outstanding as of April 1, 2001, unless otherwise stated. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes those securities over which a person may exercise voting or investment power. In addition, shares of common stock which a person has the right to acquire upon the conversion of preferred stock or the exercise of stock options and warrants within 60 days of the date of this table are deemed outstanding for the purpose of computing the percentage ownership of that person, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated in the footnotes to this table or as affected by applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

                                          Number of Shares    Percentage of
                                          of Common Stock         Shares
            Beneficial Owner             Beneficially Owned Beneficially Owned
            ----------------             ------------------ ------------------
5% Stockholders
---------------
PSV, LP (1).............................     2,941,295            15.31%
Arnold H. Snider (2)....................     1,000,000             5.79
The Prudential Insurance Company of
 America (3)............................       957,940             5.56
T. Rowe Price Associates, Inc. (4)......       904,951             5.27

Directors and Executive Officers
--------------------------------
Claude H. Nash (5)......................       537,304             3.28
Marc S. Collett (6).....................       288,336             1.76
Mark A. McKinlay (7)....................       216,130             1.32
Vincent J. Milano (8)...................        82,442                *
Frank Baldino, Jr. (9)..................        69,000                *
Thomas F. Doyle (10)....................        64,509                *
Michel de Rosen (11)....................        55,300                *
Robert J. Glaser (9)....................        39,500                *
David J. Williams (9)...................        20,000                *
Howard Pien (12)........................        13,333                *
Dennis Purcell (13).....................        10,603                *
Paul A. Brooke..........................        10,000                *
All directors and executive officers as
 a group (14 persons) (14)..............     1,437,382             8.58%

--------
* Represents less than 1% of the outstanding shares of our common stock.

 (1) Includes 2,300,000 shares of series A convertible participating preferred stock purchased by PSV, LP which are convertible into 2,346,295 shares of common stock, and 595,000 shares of common stock issuable upon exercise of warrants. The address of PSV, LP is c/o Perseus Capital LLC, 2099 Pennsylvania Avenue N.W., Washington, D.C. 20006.

 (2) As reflected in a Schedule 13G dated March 27, 2001. Includes 705,999 shares held by Deerfield Capital, L.P. and Deerfield Partners, L.P., as well as 294,001 shares held by Deerfield Management Company and

      Deerfield International Limited. Mr. Snider is the President of Snider Capital Corp., which serves as the general partner of Deerfield Capital L.P. and Deerfield Partners, L.P. Mr. Snider also is the President of Snider Management Corporation which serves as the general partner of Deerfield Management Company. The address of Mr. Snider, Deerfield Capital, L.P., Deerfield Partners, L.P. and Deerfield Management Company is 450 Lexington Avenue, Suite 1450, New York, NY 10017. The address of Deerfield International Limited is c/o Hemisphere Management (B.V.I.) Limited, Bison Court, Columbus Court, P.O. Box 3460, Road Town, Tortola, British Virgin Islands.

 (3) As reflected in a Schedule 13G dated February 5, 2001. In that Schedule 13G, Prudential reported that it had sole voting and dispositive power over 91,400 shares, and shared voting and dispositive power over 866,540 shares. The address of The Prudential Insurance Company of America is 751 Broad Street, Newark, New Jersey 07102-3777. In a Schedule 13G dated February 10, 2000 filed by Jennison Associates LLC, Jennison reported sole voting power and shared dispositive power over 955,300 shares. Jennison reported that Prudential controls Jennison through its indirect ownership of Jennison. Jennison further reported that it does not file jointly with Prudential, and that shares of our common stock reported on Jennison's Schedule 13G may be included in the Schedule 13G filed by Prudential. Jennison's address is 466 Lexington Avenue, New York, NY 10017.

 (4) As reflected in a Schedule 13G dated February 14, 2001. In that Schedule 13G, T. Rowe Price Associates, Inc. (Price Associates) reported that it had sole voting power over 146,351 shares and sole dispositive power over 904,951 shares. Price Associates stated in that Schedule 13G that these securities are owned by various individual and institutional investors for which Price Associates serves as an investment advisor with the power to direct investment and/or power to vote the securities. Price Associates disclaims that it is the beneficial owner of such securities. The address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, MD 21202.

 (5) Includes 800 shares of common stock held by Mr. Nash as custodian for two minor children, and 113,888 shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of the date of this table.

 (6) Includes 1,000 shares of common stock held by Dr. Collett as custodian for a minor child, and 95,590 shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of the date of this table.

 (7) Includes 61,930 shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of the date of this table.

 (8) Includes 53,318 shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of the date of this table.

 (9) Includes 20,000 shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of the date of this table.

(10) Includes 60,900 shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of the date of this table.

(11) Includes 50,000 unvested shares of common stock issued to Mr. de Rosen in August 2000.

(12) Represents shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of the date of this table.

(13) Includes 1,603 shares of common stock issuable upon the conversion of $175,000 in principal amount of 6% convertible subordinated notes.

(14) Includes 479,885 shares of common stock issuable upon the exercise of stock options which are exercisable within 60 days of the date of this table, and 1,603 shares of common stock issuable upon the conversion of $175,000 in principal amount of 6% convertible subordinated notes.

                                  PROPOSAL 1

                        ELECTION OF CLASS II DIRECTORS

  Our board of directors currently consists of 8 directors. The board consists of three classes of directors, with each director serving a three-year term. Each year, one class of directors is subject to stockholder vote. At the annual meeting, stockholders will vote on the election of two class II directors. Each class II director elected at the annual meeting will serve until the 2004 annual meeting of stockholders and until such director's successor has been elected and qualified, except if the director resigns, is removed or dies before such time.

  Class II members presently are Michel de Rosen and Howard Pien. Mr. de Rosen and Mr. Pien are the director nominees for election to the board of directors at the annual meeting. Class I members are Paul A. Brooke, Robert J. Glaser and David J. Williams, and Class III members are and Frank Baldino, Jr., Ph.D., Claude H. Nash and Dennis Purcell.

  The affirmative vote of a plurality of shares of the common stock present or represented by proxy at the annual meeting and entitled to vote is required for the election of Mr. de Rosen and Mr. Pien as directors. If either of them should become unable to accept nomination or election, a circumstance which we do not expect, the proxy agents intend to vote for any alternate nominees designated by the board of directors or, in the discretion of the board, the positions may be left vacant.

  Described below is certain information regarding each director, including the nominees.

Class II -- Nominees for Terms Continuing until 2004

  Michel de Rosen. Mr. de Rosen has served as our President and Chief Executive Officer since August 2000, and as a director since May 2000. From 1993 to 1999, Mr. de Rosen held several key positions in Rhone-Poulenc Pharma and Rhone-Poulenc Rorer (now Aventis), including Chairman and Chief Executive Officer from May 1995 until December 1999. Mr. de Rosen began his career at the French Ministry of Finance and subsequently served in several leading government positions. Mr. de Rosen also served in various executive roles in industry prior to 1993. Mr. de Rosen is 50 years of age.

  Howard Pien. Mr. Pien has served as one of our directors since August 1998. Mr. Pien is President, Pharmaceuticals International GlaxoSmithKline (GSK) and has overall responsibility for the commercial operations of the company's international pharmaceuticals business. Since joining SmithKline (SB), the predecessor to GSK, in 1991, Mr. Pien has held key positions in SB's pharmaceutical business in the United States, the United Kingdom, China and Korea. Mr. Pien is 43 years of age.

Class I -- Directors with Terms Continuing until 2003

  Paul A. Brooke. Mr. Brooke has served as one of our directors since February 2001. Mr. Brooke currently is a managing member of PMSV Holdings LLC, a partner of MPM Bioventures and an advisory director for Morgan Stanley Dean Witter. He was a managing director at Tiger Management LLC from April 1999 to May 2000. Mr. Brooke was a managing director at Morgan Stanley Dean Witter and was global head of healthcare research and strategy from March 1983 to April 1999. Mr. Brooke also is a director of WebMD.com. Mr. Brooke is 55 years of age.

  Robert J. Glaser. Mr. Glaser has served as one of our directors since August 1997. Mr. Glaser is currently President of the McKesson HBOC Pharmaceutical Services division of McKesson HBOC. He was President and Chief Operating Officer of Ostex International from 1996-1997. Mr. Glaser was Senior Vice President of Marketing for Merck U.S. Human Health from 1994-1996, Vice President of Marketing from 1993-1994 and Vice President of Merck's Vaccine Division from 1991-1993. Mr. Glaser is 49 years of age.

  David J. Williams. Mr. Williams has served as one of our directors since November 1997. Mr. Williams has been President and Chief Operating Officer of Aventis Pasteur, and its predecessor Pasteur Merieux

Connaught USA, since 1988. Mr. Williams also is a director of Blue Cross of Northeastern Pennsylvania. Mr. Williams is 51 years of age.

Class III -- Directors with Terms Continuing until 2002

  Frank Baldino, Jr., Ph.D. Dr. Baldino has served as one of our directors since June 1995. Since 1987, he has served as President, Chief Executive Officer and director of Cephalon, Inc., an integrated specialty biopharmaceutical company committed to the discovery, development and marketing of products to treat neurological disorders and cancer. Dr. Baldino is also a director of Pharmacopeia, Inc. Dr. Baldino is 47 years of age.

  Claude H. Nash. Mr. Nash, a co-founder of ViroPharma, has served as Chairman of our board of directors since February 1997, and as Chief Executive Officer and President from December 1994 until August 2000, and as one of our directors since our commencement of operations in December 1994. From 1983 until 1994, Mr. Nash served as Vice President, Infectious Disease and Tumor Biology at Schering-Plough Corporation, a pharmaceutical company. Mr. Nash received his Ph.D. from Colorado State University. Mr. Nash also is a director of Adolor Corporation. Mr. Nash is 58 years of age.

  Dennis J. Purcell. Mr. Purcell has served as one of our directors since June 2000. Since February 2000, Mr. Purcell has been a senior managing partner of Perseus-Soros BioPharmaceutical Fund, LP, a healthcare fund based in New York City. From August 1994 to January 2000, Mr. Purcell was managing director of life sciences investment banking at Chase H&Q (formerly Hambrecht & Quist), where he was responsible for a majority of the company's financing, mergers and acquisitions and other transactions for the pharmaceutical, biotechnology and medical products industries. Mr. Purcell is 45 years of age.

Committees and Meetings of the Board

  The board of directors has a compensation committee and an audit committee. During 2000, the board of directors held 6 meetings, the compensation committee held 1 meeting, and the audit committee held 2 meetings. Mr. Williams attended 5 of 8 meetings of the board of directors and its committees held in 2000. Mr. Pien attended 6 of 9 meetings of the board of directors and its committees held in 2000.

  The compensation committee makes recommendations concerning salaries and incentive compensation for our employees and consultants. The audit committee reviews the results and scope of the audit and other services provided by our independent auditors. The current members of the compensation committee are Mr. Glaser and Mr. Pien, and the current members of the audit committee are Dr. Baldino, Mr. Purcell and Mr. Williams.

Compensation of Directors

  Non-employee directors not affiliated with any of our investors receive $10,000 per year, plus travel expenses for each meeting of the board of directors they attend. These directors also receive options to purchase 20,000 shares of our common stock upon their election, or reelection, to the board of directors. Each of Mr. Glaser and Mr. Williams received a grant of options to purchase 20,000 shares of our common stock after he was reelected to the board at our 2000 annual meeting. Mr. de Rosen received a grant of options to purchase 20,000 shares of our common stock after he was elected to the board in May 2000.

  Each of our directors and officers are parties to indemnification agreements with us. Under these agreements, they will be indemnified against liabilities and expenses incurred in connection with their services to us to the fullest extent permitted by Delaware law. Their indemnification rights are subject to each director and officer meeting the applicable standard of care and to a determination to indemnify by a majority of disinterested directors or by independent counsel.

Compensation Committee Interlocks and Insider Participation

  None.

    OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR
              CLASS II DIRECTORS AS DESCRIBED IN PROPOSAL NO. 1.

                            EXECUTIVE COMPENSATION

  The following table provides information on compensation paid or earned during the fiscal years ended December 31, 1998, December 31, 1999 and December 31, 2000 to the named executive officers.

                          Summary Compensation Table
                              Annual Compensation

                                                                           Long-term
                                                                         Compensation
                                                                     ------------------------
                                                          Other      Restricted    Securities
                                                         Annual        Stock       Underlying  All Other
     Name and Position        Year  Salary  Bonus(1) Compensation(2) Awards($)      Options   Compensation
     -----------------        ---- -------- -------- --------------- ----------    ---------- ------------
Claude H. Nash..............  2000 $302,256 $297,628       --               --       30,000     $ 22,500(3)
Chief Executive Officer and   1999 $241,805 $ 19,344       --               --       40,500       22,500(3)
President                     1998  241,805   33,000       --               --       27,000       22,500(3)

Michel de Rosen (4).........  2000  138,462    5,940       --        $1,056,250(5)  300,000     $354,974(6)
Chief Executive Offiicer and
President

Mark McKinlay...............  2000  233,688  238,821       --               --       21,000     $  2,500(7)
Vice President, Research &    1999  194,740   15,579       --               --       22,500     $  2,500(7)
Development                   1998  194,740   28,300       --               --       15,000        2,500(7)

Marc S. Collett.............  2000  204,798  209,296       --               --       21,000     $  2,500(7)
Vice President, Discovery     1999  170,665   13,653       --               --       22,500     $  2,500(7)
Research                      1998  170,665   23,925       --               --       15,000     $  2,500(7)

Vincent J. Milano...........  2000  174,720  166,032       --               --       21,000     $ 10,165(8)
Vice President, Chief         1999  134,400   10,752       --               --       22,500     $  6,487(8)
Financial Officer and         1998  134,400   18,500       --               --       12,000     $  9,681(8)
Treasurer

Thomas F. Doyle.............  2000  167,640  157,119       --               --       21,000     $  2,500(7)
Vice President, General       1999  127,000   10,160       --               --       22,500     $  1,905(7)
Counsel and Secretary         1998  125,350   16,850       --               --       12,000     $  1,880(7)

--------
(1) Other than the amount paid to Mr. de Rosen, the amounts for 2000 include bonuses paid in early 2000 in connection with our Stockholder Value Reward program for the increase in our market capitalization in 1999.
(2) Excludes perquisites and other personal benefits, securities or property which are, in the aggregate, less than 10% of the total annual salary and bonus.
(3) Represents premiums of $20,000 paid by us for life insurance of which we are not the beneficiary and contributions to our 401(k) plan of approximately $2,500 made by us on behalf of Mr. Nash.
(4) Mr. de Rosen joined the company as its Chief Executive Officer and President in August 2000.
(5) Based on 50,000 shares granted to Mr. de Rosen and the closing price of the company's common stock ($21.125) on the date of grant. The value of these shares at December 31, 2000, based on a closing price of $14.48 on that date, was $724,000. These shares vest in equal increments over a four year period commencing in August 2001. If any dividends are paid on the company's common stock, such dividends also will be paid on the restricted shares granted to Mr. de Rosen.

(6) Represents taxes paid by the company on Mr. de Rosen's behalf when Mr. de Rosen made an 83(b) election with the Internal Revenue Service after the company issued 50,000 shares of common stock to Mr. de Rosen when he commenced his employment with the Company.
(7) Represents contributions made by us on behalf of such person to our 401(k) plan.
(8) Represents debt forgiveness of $7,665 in 2000, $4,471 in 1999 and $7,665 in 1998 that otherwise would have been due under a promissory note that Mr. Milano signed in favor of us in connection with his relocation expenses that were reimbursed by us in 1997, and contributions to our 401(k) plan of $2,500 in 2000 and $2,061 in 1999 and 1998.

Stock Option Grants

  The following table summarizes stock options granted to the named executive officers during the fiscal year ended December 31, 2000. These options vest in four annual installments commencing on the first anniversary of the date of grant. The percentage of total options granted is based on an aggregate of 910,832 options granted to employees in 2000, including options granted to our named executive officers.

  The potential realizable value of each grant, as set forth in the table below, is calculated assuming that the market price of the underlying security appreciates at annualized rates of 5% and 10% over the ten-year term of the option. The results of these calculations are based on rates set forth by the Securities and Exchange Commission and are not intended to forecast possible future appreciation of the price of our common stock.

                       Option Grants in Last Fiscal Year
                               Individual Grants

                                                                            Potential Realizable
                                                                              Value at Assumed
                                                                            Annual Rates of Stock
                            Number of                                       Price Appreciation of
                           Securities    Percentage of Exercise                  Option Term
                           Underlying    Total Options   Price   Expiration ---------------------
          Name           Options Granted    Granted    ($/share)    Date        5%        10%
          ----           --------------- ------------- --------- ---------- ---------- ----------
Claude H. Nash..........      30,000          3.3%      $37.125    1/1/10   $  700,431 $1,775,031
Michel de Rosen.........      20,000          2.2%        12.00    6/1/10      150,935    382,498
Michel de Rosen.........     280,000         30.7%       21.125   8/21/10    3,719,912  9,426,987
Mark McKinlay...........      21,000          2.3%       37.125    1/1/10      490,302  1,242,521
Marc S. Collett.........      21,000          2.3%       37.125    1/1/10      490,302  1,242,521
Vincent J. Milano.......      21,000          2.3%       37.125    1/1/10      490,302  1,242,521
Thomas F. Doyle.........      21,000          2.3%       37.125    1/1/10      490,302  1,242,521

                   Aggregated Fiscal Year-End Option Values

  The following table shows options exercised by our named executive officers in 2000 and the value of shares of our common stock issued upon exercise of such options. The table also shows 2000 year-end amounts and value of shares of our common stock underlying outstanding options for our named executive officers.

                                                Number of Securities
                                               Underlying Unexercised   Value of Unexercised In-
                                                     Options at           The-Money Options at
                           Shares     Value       December 31, 2000       December 31, 2000(2)
                         Acquired on Realized ------------------------- -------------------------
Name                     Exercise(#)  ($)(1)  Exercisable Unexercisable Exercisable Unexercisable
----                     ----------- -------- ----------- ------------- ----------- -------------
Claude H. Nash..........    4,462    $311,626   70,763        85,125     $387,464     $151,350
Michel de Rosen.........      --          --         0       300,000            0       49,680
Mark McKinlay...........      --          --    92,055        51,625      965,213      144,122
Marc S. Collett.........    4,590      58,362   74,715        51,625      726,525      144,122
Vincent J. Milano.......   10,000     166,750   34,443        48,875      211,326      136,955
Thomas F. Doyle.........    1,000       7,000   42,775        48,875      204,908      114,592

--------
(1) Reflects the difference between the aggregate fair market value of the shares of common stock issued upon exercise of the options and the closing price of our common stock on the date of exercise.
(2) Based on the difference between the closing price per share of $14.48 on December 31, 2000, and the exercise price of the option.

Severance Agreements

  In August 2000, we entered into severance agreements with Mr. de Rosen, President and Chief Executive Officer, and Mr. Nash, the chairman of our board of directors. Provided that each of Mr. de Rosen and Mr. Nash agrees to release us from any obligations we may have incurred in connection with their employment with us, we will pay each of Mr. de Rosen and Mr. Nash, under various circumstances, certain amounts upon their termination of employment with us. Depending on his length of service with us at the time of termination, Mr. de Rosen will receive from us up to two years salary and benefits, as well any bonus amount which has been awarded to him but not yet paid, and a pro rata portion of the aggregate value of all contingent bonus awards to which Mr. de Rosen might otherwise have been entitled, if any. Mr. Nash will receive two years salary, benefits (certain of which continue until Dr. Nash reaches age 65), any bonus which has been awarded to him but not yet paid, and a pro rata portion of the aggregate value of all contingent bonus awards to which Mr. Nash might otherwise have been entitled, if any.

Promissory Note

  In September 2000, Mr. de Rosen signed a promissory note in favor of us in the principal amount of $354,974 bearing an interest rate of 6.05%. The principal amount of the note represents taxes paid by the company on Mr. de Rosen's behalf when he made an 83(b) election with the Internal Revenue Service after we issued 50,000 shares of common stock to Mr. de Rosen when he commenced his employment with us. 25% of the principal amount of the note is forgiven on each anniversary of the date of the note, provided that Mr. de Rosen is then still employed by us. In the event of a change of control of the company, any remaining balance due under the note is forgiven. If Mr. de Rosen resigns from the company, any remaining balance due under the note is due and payable by him. If Mr. de Rosen is terminated by us, any remaining balance due under the note is payable to us in monthly installments beginning on the date of termination and extending over a period of between 18 months and 72 months, depending upon when the termination of his employment occurs.

Restricted Stock Agreements

  In August 2000, we granted Mr. De Rosen 50,000 shares of our common stock, and in November 2000, we granted Mr. Martin Driscoll 10,000 shares of our common stock. Under both agreements, the shares vest in equal increments over a four year period. Both agreements also state that in the event of a change of control, if Mr. de Rosen or Mr. Driscoll is not offered substantially equivalent employment with the successor corporation or a related employer, or terminated from such comparable employment within 6 months after the change of control, then their respective shares become fully vested and nonforfeitable.

Confidentiality and Inventions Agreements

  We have entered into confidentiality and inventions agreements with each of our employees. The agreements provide that, among other things, all inventions, discoveries and ideas made or conceived by an employee during employment which are useful to us or related to our business or which were made or conceived with the use of our time, material, facilities or trade secret information, belong exclusively to us, without additional compensation to the employee. The agreements also have confidentiality provisions in favor of us and noncompetition provisions in favor of us during employment.

  The Following Report of the Compensation Committee and the Performance Graph on page 14 will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference. The following report shall not otherwise be deemed filed under such acts.

                                 REPORT OF THE
                            COMPENSATION COMMITTEE

  The compensation committee of the board of directors is composed of two non-employee directors. The compensation committee is responsible for setting and administering the policies that govern annual executive salaries, bonuses, if any, and stock ownership programs. The compensation committee annually evaluates the performance, and determines or recommends to the full board the compensation, of the Chief Executive Officer, or CEO, and our other executive officers based upon a mix of the achievement of corporate goals, individual performance and comparisons with other biopharmaceutical companies.

  The goals of the compensation committee with respect to executive officers, including the CEO, are to provide compensation designed to attract, motivate and retain executives of outstanding ability and potential and to align the interests of executive officers with the interests of our stockholders. We seek to provide incentives for superior individual performance by paying competitive compensation, and to base a significant portion of compensation upon our performance. To meet these goals, the compensation committee has adopted a mix among the compensation elements of salary, bonus and stock option grants with exercise prices set at the fair market value at the time of grant.

  Many traditional measures of corporate performance for mature pharmaceutical companies or companies in other industries, such as earnings per share or sales growth, are not useful in the evaluation of pharmaceutical companies in our stage of development. Accordingly, the compensation committee evaluates other indications of performance, such as our progress in achieving milestones in the development of our drug candidates, in obtaining rights to drug candidates and in raising the capital needed for our operations as the basis in making executive compensation decisions.

  The compensation committee also considers salary and other compensation data from an analysis of certain comparable companies, and from a relevant industry survey(s), for similar executive positions. Bonuses are awarded on a company-wide basis upon the achievement of corporate milestones. Executive officers also are eligible to receive an additional bonus in connection with the Stockholder Value Reward program adopted by us in 1998 that emphasizes the link between executive incentives and the creation of stockholder value as measured by the equity markets. In awarding stock options, the compensation committee considers individual performance, overall contribution to us, officer retention, the number of unvested stock options and the total number of stock options to be awarded. Historically, the compensation committee generally did not award stock options to executive officers more frequently than once every year. Beginning in 2001, however, the compensation committee has elected to make smaller grants twice each year.

  The compensation committee met in December 2000 to review and approve base salary increases and option grants for the CEO and other executive officers for 2001. Because Mr. de Rosen was hired in August 2000, he proposed, and the compensation committee agreed, that his salary in 2001 should remain at his $400,000 salary for 2000. Because our market capitalization in 2000 did not exceed our market capitalization in 1999, none of our executives, including the CEO, received a bonus under our Stockholder Value Reward program. In addition, after considering the criteria relating to awarding stock options, and consistent with our general policies, the committee granted options to those employees recommended by management, and to all executive officers, including the CEO.

Deductibility of Certain Compensation

  Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a federal income tax deduction for certain compensation exceeding $1,000,000 paid to the CEO or any of the other named executive officers, excluding, among other things, certain performance-based compensation. Through December 31, 2000, this provision has not affected our tax deductions, and the compensation committee believes that, at the present time, it is quite unlikely that the compensation paid to any of our employees in a taxable year which is subject to the deduction limit will exceed $1,000,000. The compensation committee intends to continue to evaluate the effects of the statute and any applicable regulations and to comply with Internal Revenue Code Section 162(m) in the future to the extent consistent with our best interests.

                                     MEMBERS OF THE COMPENSATION COMMITTEE

                                     Robert J. Glaser
                                     Howard Pien
April 1, 2001

  The following Report of the Audit Committee will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference. The following report shall not otherwise be deemed filed under such acts.

                                 REPORT OF THE
                                AUDIT COMMITTEE

  The audit committee of the board of directors is composed of three non-employee directors. The role of the audit committee is to assist the board of directors in its oversight of the company's financial reporting process. The board of directors, in its business judgment, has determined that all members of the committee are "independent", as required by applicable listing standards of the Nasdaq National Market. The Committee operates pursuant to a charter that was approved by the Board on April 5, 2001, a copy of which is attached to this Proxy Statement as Annex A. As set forth in the charter, management of the company is responsible for the preparation, presentation and integrity of the company's financial statements, the company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

  In the performance of its oversight function, the committee has reviewed and discussed the audited financial statements with management and the independent auditors. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to the company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

  The members of the audit committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the audit committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee's considerations and discussions referred to above do not assure that the audit of the company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the company's auditors are in fact "independent".

  Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the committee referred to above and in the charter, the committee recommended to the board that the audited financial statements be included in the company's annual report on Form 10-K for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission.

                                     MEMBERS OF THE AUDIT COMMITTEE

                                     Dr. Frank Baldino
                                     Dennis Purcell
                                     David Williams

March 14, 2001

                               PERFORMANCE GRAPH

  The following line graph compares the cumulative total stockholder return on our common stock, based on its market price, with the cumulative total stockholder return of the Nasdaq National Market-US and the Nasdaq Pharmaceutical Index. Dividend reinvestment has been assumed. The graph commences as of November 19, 1996, the date our common stock first started trading on the Nasdaq National Market.


                     ViroPharma                       Nasdaq US                       Nasdaq Pharm.
                     ----------                       ---------                       -------------
11/19/96              $100.00                          $100.00                           $100.00
12/31/96              $125.00                          $102.53                           $105.83
12/31/97              $251.79                          $125.58                           $109.37
12/31/98              $133.04                          $177.09                           $139.22
12/31/99              $528.57                          $329.11                           $261.67
12/31/00              $206.91                          $198.02                           $325.48

                                PROPOSAL NO. 2

          APPROVAL OF AMENDED STOCK OPTION AND RESTRICTED SHARE PLAN

  In March 2000, our board unanimously adopted an amended and restated stock option plan, which was approved by our stockholders in May 2000. This plan amended and restated our original 1995 stock option plan, which had previously been amended and restated in May 1998. Under the plan, rights to acquire shares of our common stock may be granted which are either:

  .  options intended to qualify as incentive stock options, or ISOs, under
     Section 422(b) of the Internal Revenue Code; or

  .  non-qualified stock options, or NSOs.

  We can grant stock options under the plan to our employees, directors, consultants and advisors.

Amendments to the Plan

  Our board believes that performance-based awards, such as stock options, are an effective method of attracting and retaining talented individuals. Importantly, they also serve to ensure that our employees' overall compensation is tied to increases in stockholder value. This has been and will continue to be essential to our company's growth and success. To further motivate and reward individuals who are employed by our company or any subsidiary, the board has decided to enhance our stock option plan by authorizing our company to grant or sell restricted shares to such valuable employees. As a means of achieving this objective, the board has amended and restated our stock option plan, effective April 5, 2001. Subject to shareholder approval, the newly renamed Stock Option and Restricted Share Plan will advance our company's ability to recruit and retain high-quality individuals through the use of both stock options and restricted shares.

  On April 5, 2001, our board of directors adopted an amendment to our plan to increase the number of shares of common stock reserved for issuance upon the exercise of stock options or the grant of restricted shares by 1,000,000 shares from 2,750,000 to 3,750,000. In the past, our board of directors has increased shares available under our plan every two or three years. Beginning with the March 2000 increase of 750,000 shares, our board decided to increase the shares available under our plan on an annual basis, in amounts approximating the number of shares required for the awards that we anticipate granting the following year. We made several significant additions to our management team last year, including the hiring of Michel de Rosen as our President and Chief Executive Officer. As of March 1, 2001, only 171,655 shares of our common stock remain available under our plan for the granting of options and to assist us in our employee recruiting and retention efforts.

  In March 2001, we announced positive results from a preliminary analysis of data from our two pivotal clinical studies of Picovir(TM) (pleconaril) in adult patients suffering from viral respiratory infection (VRI) due to picornaviruses. As we prepare for the anticipated commercialization of Picovir(TM), we will need to hire additional personnel to build our marketing and sales force and the related infrastructure. We will face intense competition in recruiting high quality personnel, and our success in this hiring activity will be crucial to our success. We also will need to hire additional personnel to support our manufacturing, quality assurance, preclinical development and research activities. Stock options are a vital component of employment compensation packages that we can offer to attract high-caliber individuals. Our board adopted this amendment to ensure that, as we grow over the coming year, we can compete effectively in our recruitment efforts, and create incentives for the retention of our employees, by granting stock options and restricted shares to employees at levels determined appropriate by the compensation committee.

  Our stock option and restricted share plan, as amended and restated, provides an overall limit of 10% of the shares authorized for issuance under the plan for the shares of common stock that may be awarded as restricted shares. Additionally, the aggregate number of options and restricted shares that may be granted under the option and restricted share plan to any one person is limited to 1,000,000 shares, subject to proportionate adjustment for changes in capitalization. Eligible recipients of restricted shares include individuals employed by our company or any of our subsidiaries and directors of our company and of our subsidiaries.

  Restricted shares may be issued either alone or in addition to other awards granted under our plan. The provisions of restricted share awards need not be the same with respect to each participant. The compensation committee may require participants to pay for their restricted shares, and a specific method of payment, including the use of cash, or a personal or certified check, may be required. If the compensation committee approves, the participant also may elect to purchase restricted shares using a combination of common stock and cash. After our compensation committee authorizes an award, the recipient of restricted shares must execute an award agreement which states the terms and conditions of the award. A share certificate will be issued in connection with each award of restricted shares. This certificate will bear a legend marking the shares as restricted shares and will be held in custody by our company or an escrow agent until the restrictions on the award have lapsed.

  During the restriction period set by the compensation committee, the participant will not be permitted to transfer or encumber the restricted shares. The participant will be entitled to vote and to receive any cash dividends with respect to restricted shares. Dividends paid in the form of securities will be subject to the same conditions as the restricted shares with respect to which they were paid. Unless there is a forfeiture of the restricted shares, a change of control of the company, or a waiver of the restrictions, the restrictions on restricted shares generally lapse in accordance with the conditions stipulated in the award agreement, which may include continued employment, engagement or service of the participant for a specified time period, attainment of specific performance goals, or any other factor that our compensation committee selects. Forfeitures occur during the restriction period either when the participant's relationship with our company is terminated for any reason, if specified performance goals are not attained, or if our company and the participant agree to the forfeiture. Under certain circumstances, forfeitures also occur when there is a change of control. Participants will receive a refund of their purchase price if they paid for the restricted shares that were forfeited.

  When the restrictions on restricted shares lapse, the certificates for the restricted shares will be replaced by new certificates that do not bear a restrictive legend. These new certificates will be delivered to the participant subject to the terms of our plan.

  A copy of our option and restricted share plan, as amended and restated by our board of directors in the manner described above, can be found at the end of this proxy statement as Annex B.

  As of March 1, 2001, 171,655 shares of our common stock remained available for the granting of options under our option and restricted share plan, and 2,274,224 shares of our common stock were reserved for issuance under outstanding, unexercised options under our plan. The number of shares subject to our option and restricted share plan is subject to adjustment in the case of a stock split, stock dividend, combination, recapitalization or similar transaction.

  As of March 1, 2001, ISOs to purchase 1,374,033 shares of our common stock were outstanding under our plan, with exercise prices ranging from $0.20 to $81.75. NSOs to purchase 900,191 shares of common stock were outstanding under our plan on that date, with exercise prices ranging from $0.10 to $22.50. Outstanding options have expiration dates ranging from December 2004 to February 2011. On April 1, 2001, the last sale price for our common stock reported on the Nasdaq National Market was $28.875.

  The table below sets forth the number of shares of our common stock underlying options granted under our plan as of March 1, 2001 to: (1) the named executive officers who hold options, (2) our current executive officers as a group, (3) our current nonemployee directors as a group, (4) the director nominees and (5) our employees, including current officers who are not executive officers, as a group.

                                                                   Shares of
                                                                  Common Stock
                                                                   Underlying
Name                                                                 Option
----                                                              ------------
Michel de Rosen..................................................    320,000
Claude H. Nash...................................................    160,350
Mark McKinlay....................................................    153,680
Marc S. Collett..................................................    140,930
Vincent J. Milano................................................    120,308
Thomas F. Doyle..................................................    102,900
All current executive officers as a group........................    978,643
All current nonexecutive directors as a group....................    333,684
Michel de Rosen -- director nominee..............................    320,000
Howard Pien -- director nominee..................................     20,000
All employees, including all current officers who are not
 executive officers, as a group..................................  1,152,818

Description of Plan

  Our plan may be administered by our board of directors or by a committee of the board. Currently, the compensation committee of the board administers our stock option and restricted share plan. Subject to the terms of the option and restricted share plan recently approved by our board, the compensation committee has the authority to:

  . determine the persons to whom options or restricted shares will be awarded and the number of shares to be covered by each award;

  . determine the exercise price per share subject to a stock option and/or the purchase price for restricted shares, if any;

  . determine the time or times within which restricted shares may be subject to forfeiture and all other conditions of such awards;

  . prescribe, amend and rescind rules and regulations relating to the option and restricted share plan;

  . determine the conditions which must be satisfied in order for an option to vest and become exercisable and/or for the restrictions on restricted shares to lapse;

  . accelerate the vesting or exercise date of any option and/or waive, in whole or in part, any or all remaining restrictions on any restricted shares; and

  . interpret the plan and any agreement entered into with respect to an award.

  Our option and restricted share plan provides that the compensation committee must establish an exercise price for ISOs and NSOs that is not less than the fair market value per share of our common stock at the date of grant. We cannot reprice outstanding options granted under our option and restricted share plan without the consent of our stockholders. The option exercise price must be paid in full at the time the notice of exercise of the option is delivered to us and must be tendered in cash, or by personal or certified check. The compensation committee has the discretion to permit a participant to exercise by delivering a combination of shares and cash.

  Each option expires within 10 years of the date of grant. However, if ISOs are granted to persons owning more than 10% of our voting stock, the exercise price may not be less than 110% of the fair market value per share at the date of grant, and the term of the ISOs may not exceed five years. The aggregate number of options which may be granted under the plan to any one person is limited to 1,000,000 shares, subject to proportionate adjustment for changes in capitalization. Options vest upon satisfaction of vesting conditions, which may include attainment of performance goals, completion of specified periods of service, or other conditions specified by the compensation committee.

  Generally, if a participant is an employee or director and the participant's relationship with us ceases for any reason, other than termination for cause, death or disability, the participant may exercise options that are then vested within the three-month period following the end of our relationship. Options may terminate or expire sooner, however, by their terms. If the participant commences competitive employment within the three-month period, all unexercised options will terminate immediately. If a participant is an advisor or consultant, termination of the relationship with us does not cause acceleration of the expiration of the option. However, if the advisor or consultant violates the terms of a non-competition covenant in an agreement that he or she may have with us, all unexercised options will terminate immediately.

  If a participant's relationship with us ends due to disability or death, the option may be exercised by the participant or executor, as appropriate, for a period following 12 months from the date of termination. However, if our relationship ends because of a disability, unexercised options will terminate if a participant who is an employee or director commences competitive employment or service or, in the case of a consultant or advisor, violates the terms of his or her non-competition covenant, in the 12-month period following termination. If a participant is terminated for cause, all unexercised options are forfeited, including options that have been exercised but for which no share certificates have been issued, provided that we refund the exercise price paid by the participant.

  Our stock option and restricted share plan also has provisions that take effect if we experience a change of control. As used in the plan, a change of control means:

  .  the approval of a plan or other arrangement to dissolve or liquidate us;

  . the approval of an agreement to sell or otherwise dispose of all or substantially all of our assets;

  . the approval of an agreement to merge or consolidate us with or into another corporation. A merger or consolidation will not result in a change of control, however, if our stockholders will own at least 50%, on a fully diluted basis, of the voting capital stock of the surviving corporation immediately after the merger or consolidation, in the same proportion as our stockholders' ownership of our stock immediately before the merger or consolidation;

  . either the acquisition by a third party of voting control over more than 50% of the outstanding shares of our voting capital stock (on a fully diluted basis), or our board's determination that such an event is reasonably likely to occur. These will not result in a change of control, however, if:

    .  the transaction results from our original issuance of stock; and

    . the transaction was approved by at least a majority of our directors who were either members of the board on the date that this plan was originally adopted by the board or members of the board for at least 12 months before the date that the transaction is approved; or

  . a significant change in the composition of the board occurs, such that a majority of the directors shall have been board members for less than 12 months. This change in board composition will not result in a change of control, however, if the nomination for election of each director who was not a director at the beginning of that 12 month period was approved by a vote of at least 60% of the directors who are both still in office and who were directors at the beginning of that twelve 12 month period.

  If a change of control occurs and our stock option and restricted share plan is not continued by a successor corporation, and if our participants do not receive equivalent, substituted stock options or restricted shares in a successor corporation, then our stock option and restricted share plan will be terminated. In this case, for participants who are employees or members of the board of directors:

  . if the employee or board member has been employed by us or has served on our board for at least two years as of the change of control, then all of his or her unvested options will be fully vested and the restrictions on all of his or her restricted shares will lapse; or

  . if the employee or board member has been employed by us or has served on our board for less than two years as of the change of control, then 50% of all of his or her unvested options will be fully vested and the restrictions on 50% of all of his or her restricted shares will lapse. The remaining portion of such options and restricted shares will be forfeited.

  If a change of control occurs and our plan is continued by a successor corporation, or if our participants receive equivalent, substituted options or restricted shares in a successor corporation, then for participants who are employees or members of the board of directors shall vest as follows:

  . if at the time of the change of control the participant is a member of our management team or is a board member and is not offered substantially equivalent employment with the successor corporation, both in terms of duties and compensation, then, in the manner described above, unvested options will become fully vested and the restrictions on restricted shares will lapse (i.e., all options will vest and the restrictions on all restricted shares will lapse if the participant was employed for at least two years; 50% of the options will vest and the restrictions on 50% of the restricted shares will lapse if the participant was employed for less than two years); and

  . if any participant, without regard to such participant's title, is offered substantially equivalent employment with the successor corporation, both in terms of duties and compensation, then his or her options will not be subject to accelerated vesting and the restrictions on his or her restricted shares will not lapse. If that participant's employment with the successor corporation is terminated during the six month period following the change of control, however, then any unvested options and restricted shares held as of the date of termination will be treated in the manner described above (i.e., all options will vest and the restrictions on all restricted shares will lapse if the participant was employed for at least two years; 50% of the options will vest and the restrictions on 50% of the restricted shares will lapse if the participant was employed for less than two years).

  The board may suspend, amend or terminate the option and restricted share plan. However, stockholder approval must be obtained for amendments that would:

  . increase the number of shares which are to be reserved for the issuance of options or restricted shares under our option and restricted share plan;

  . permit the granting of options to a class of employees other than those presently permitted to receive options under our option and restricted share plan;

  .  permit repricing of options; or

  . permit us to grant options at less than the fair market value of our common stock on the date of grant.

  The following is a brief description of the federal income tax consequences of stock options and restricted shares that may be granted under our option and restricted share plan under present tax laws. The following description does not address all of the tax consequences that may be applicable to us or to any particular participant. In addition, the discussion does not address foreign, state or local taxes, nor does it address federal taxes other than federal income tax. The discussion is based upon applicable statutes, regulations, case law, and administrative interpretations in effect as of the date of this proxy statement.

  Incentive Stock Options. There are no federal income tax consequences to either the participant or us upon the grant of an ISO. Upon a sale of the shares obtained from the exercise of an ISO, the participant will recognize a long-term capital gain (or loss) measured by the excess (or deficit) of the amount realized from such sale over the option price of such shares, but no deduction will be allowed to us, if the following holding period requirement is satisfied:

  . the participant does not dispose of the shares within two years from the date the ISO was granted; or

  . the participant does not dispose of the shares within one year from the date the shares were issued to the participant.

  If a participant disposes of shares before the holding period requirement is satisfied, the participant will recognize ordinary income in the year of disposition, and we will be entitled to a corresponding deduction, in an amount equal to the lesser of:

  . the excess of the fair market value of the shares on the date of exercise over the option price of the shares; or

  . the excess of the amount realized from such disposition over the option price of the shares.

  Where shares are sold before the holding period requirement is satisfied, the participant will also recognize a capital gain to the extent that the amount realized from the disposition of the shares exceeds the fair market value of the shares on the date of exercise. Upon exercise of an ISO, the excess, if any, of the fair market value over the exercise price will be an item of tax preference for purposes of the participant's alternative minimum tax.

  Non-Qualified Stock Options. There are no federal income tax consequences to either the participant or to us upon the grant of an NSO. Upon the exercise of an NSO, the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of each share on the date of exercise over the option price, and we generally will be entitled to a federal income tax deduction of the same amount.

  In general, if previously owned shares are used to pay the exercise price of options, the participant's tax basis and holding period of such previously owned shares will be carried over to the equal number of shares received on exercise. The fair market value of any additional shares received upon the exercise of an option will be recognized by the participant as ordinary income. The tax basis of the additional shares will be equal, in the aggregate, to the ordinary income recognized by the participant. The holding period will begin on the day after the tax basis of the shares is determined. However, if the previously owned shares had been acquired on the exercise of an ISO and the holding period requirement for those shares was not satisfied at the time they were used to exercise an option, such use would constitute a disposition of such previously owned shares resulting in the recognition of ordinary income as described above.

  Restricted Shares. Unless the participant elects to recognize income at the time of an award of restricted shares, the participant will not recognize taxable income until the shares are no longer subject to a substantial risk of forfeiture. The participant's recognized income will equal the amount that the fair market value of such shares--measured at the time of grant if an election is made, or otherwise at the time the restrictions lapse or are removed-- exceeds any sum paid for such shares (the "bargain element"). We will generally be entitled to a deduction in the same amount, and in the same year as the participant of restricted shares has income. We will comply with all applicable withholding requirements with respect to such income.

  The aforementioned election allows the participant to recognize the bargain element as income in the year of the award (as opposed to when the restrictions lapse or are removed) by making an election with the Internal Revenue Service within 30 days after the award is made. If the participant subsequently forfeits the restricted shares, the participant would not be entitled to any tax deduction for the value of the shares on which the participant previously paid tax. Dividends received by a participant on restricted shares during the restriction period are taxable to the participant as ordinary compensation income and will be deductible by us unless the aforementioned election is made, rendering dividends taxable as dividends and nondeductible.

  Special rules apply if a participant uses previously owned shares to pay for restricted shares, but, in general, the participant's tax basis and holding period of such previously owned shares will be carried over to the equal number of restricted shares for which a purchase price is paid in the form of previously owned shares.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDED STOCK OPTION AND RESTRICTED SHARE PLAN AS DESCRIBED IN PROPOSAL NO. 2.

                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  KPMG LLP has served as our independent certified public accountants since 1995. KPMG LLP has been selected to continue as our independent certified public accountants for the current year. A representative of that firm is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

  The following additional information is provided as required by the Securities and Exchange Commission:

 Fees billed to Company by KPMG LLP during 2000

  Audit Fees:

  Audit fees billed to the company by its public accountants, KPMG LLP, during the Company's 2000 fiscal year for review of the Company's annual report on Form 10-K and its quarterly reports on Form 10-Q, including the financial statements included in those reports, totaled $72,000.

  Financial Information Systems Design and Implementation Fees:

  The Company did not engage KPMG LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

  All Other Fees:

  Fees billed to the Company by KPMG LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax related services, totaled $135,600.

              STOCKHOLDER PROPOSALS--FOR THE 2002 ANNUAL MEETING

  We intend to mail next year's proxy statement to our stockholders on or about April 15, 2002. Applicable law requires any stockholder proposal intended to be presented at our 2002 annual meeting of stockholders to be received by us at our office in Exton, Pennsylvania on or before December 15, 2001 in order to be considered for inclusion in our proxy statement and form of proxy for that annual meeting.

  On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, issued under the Securities Exchange Act of 1934. The amendment to Rule 14a-4(c)(1) governs our use of discretionary proxy voting authority for a stockholder proposal which the stockholder has not sought to include in our proxy statement. The amendment provides that if a proponent of a proposal fails to notify us at least 45 days prior to the month and day of mailing of the prior year's proxy statement (or any date specified in an advance notice provision), then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

  With respect to our 2002 annual meeting of stockholders, if we are not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in our proxy statement, by March 1, 2002, the management proxies will be allowed to use their discretionary authority.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, certain of our officers and persons who own more than 10% of our common stock, file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such common stock. These directors, officers and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file.

  To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, our directors, officers and greater than 10% stockholders complied with all fiscal year 2000 Section 16(a) filing requirements applicable to them, other than one report that was filed late by each of Dr. Johanna Griffin (who is no longer employed with the company), Dr. Ellen Cooper, Dr. Jeffrey Hincks and Mr. Dennis Purcell.

                                 OTHER MATTERS

  Our board of directors does not intend to bring any other matters before the annual meeting and has no reason to believe any other matters will be presented. If other matters properly do come before the meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as they deem appropriate.

  The costs of preparing, assembling, mailing and soliciting the proxies will be borne by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, facsimile, personal interviews and other methods of communication.

                                          Thomas F. Doyle

                                          Vice President, General Counsel and
                                           Secretary

May 8, 2001

                                    Annex A

                            AUDIT COMMITTEE CHARTER

                            Audit Committee Charter

                            VIROPHARMA INCORPORATED

Purpose

  The Audit Committee (the "Committee") of ViroPharma Incorporated (the "Company") shall assist the Board of Directors (the "Board") in undertaking and fulfilling its responsibilities for accurate financial reporting to the public in compliance with Securities and Exchange Commission (the "SEC") and any other regulatory requirements; shall provide support for management's efforts to enhance the quality of the Company's internal control structure; and shall work to provide effective communication between the Board and the Company's independent public accountants.

Composition and Term

  The Committee shall be comprised of three or more independent Directors as determined by the Board. Independent Directors shall possess the requisite knowledge and experience to fulfill their duties. The members of the Committee shall be appointed by the Board.

Relationship with Independent Accountants

  The Company's independent public accountants shall be accountable to the Board and the Committee, and the Board and Committee shall have ultimate authority to select, evaluate and replace the Company's independent public accountants.

Meetings

  The Committee shall meet at such times and from time to time as it deems to be appropriate, but not less than two times a year. The Committee shall report to the Board at the first board meeting following each such audit Committee meeting.

  The Company's independent public accountants shall attend at least one of the Committee's meetings each year. The Committee may request members of management or others to attend meetings and to provide pertinent information as necessary. The Committee shall provide management and the independent public accountants with appropriate opportunities to meet privately with the Committee.

Duties and Responsibilities

  The duties of the Committee shall include the following:

  .  Make recommendations to the Board as to:

    . The selection of independent public accountants to examine the books and accounts of the Company for each fiscal year, including a review of the independence of the independent public accountants;

    . The proposed scope of services for the independent public accountants for each fiscal year, including a review of the independent public accountant's risk assessment process in establishing the scope of the examination, proposed fees, and the reports to be rendered; and

    . The advisability of having the independent public accountants make specified studies and reports as to auditing matters, accounting procedures, tax, or other matters.

  . Review the results of the quarterly reviews and year-end audit of the Company, including:

    . The Annual Report on Form 10-K, the management recommendation letter on accounting procedures and controls prepared by the independent public accountants, and any other reports and management's responses concerning such reports;

    . Any material accounting issues identified by management or the independent public accountants;

    .  Any related party transactions; and

    . Other matters required to be communicated by the independent public accountants to the Committee under generally accepted auditing standards, as amended.

  . Review with management and the independent public accountants such accounting policies (and changes therein) of the Company, including any financial reporting issues which could have a material impact on the Company's financial statements, as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulators.

  . Ensure that the Company's independent public accountants submit on a periodic, but not less than annual, basis to the Committee a written statement delineating all relationships between the accountants and the Company, and discuss with the accountants any disclosed relationships that may impact the objectivity and independence of the accountants with the objective of ensuring the continuing objectivity and independence of the accountants.

  . Meet annually with counsel when appropriate to review legal and regulatory matters, if any, that could have a material impact on the financial statements.

  .  Make a periodic, but not less than annual, review of this Charter.

  . Prepare a report to the stockholders of the Company to be included in the Company's annual proxy statement.

  The Committee shall also undertake such additional activities within the scope of its primary function as the Committee from time to time determines. The Committee may retain independent counsel, accountants or others to assist it in the conduct

                                    ANNEX B

                            VIROPHARMA INCORPORATED
                     STOCK OPTION AND RESTRICTED SHARE PLAN

                    Originally Effective September 20, 1995
                 Amended and Restated, Effective March 3, 1998
            Amended, Restated, and Renamed, Effective April 5, 2001

                            VIROPHARMA INCORPORATED
                    STOCK OPTION AND RESTRICTED SHARE PLAN

  ViroPharma Incorporated adopted its 1995 Stock Option Plan effective September 20, 1995. This plan was amended and restated effective March 13, 1998, and then again on March 13, 2000. Effective April 5, 2001, the plan is amended, restated and renamed the ViroPharma Incorporated Stock Option and Restricted Share Plan (the "Plan"). The purposes of the Plan are to: (a) further the growth and success of ViroPharma Incorporated (the "Company") and its Subsidiaries by enabling selected employees, directors, consultants and advisors of the Company and any Subsidiaries to acquire shares of common stock of the Company, thereby increasing their personal interest in such growth and success and (b) to provide a means of rewarding outstanding performance of such persons. The terms of the Plan shall be incorporated in the Award Agreement to be executed by the Participant.

1. Definitions

  1.1 "Affiliate" means, with respect to a Person, another Person that directly or indirectly controls, or is controlled by, or is under common control with such Person.

  1.2 "Award" means a grant of Options or Restricted Shares to an Eligible Person pursuant to the provisions of this Plan. Each separate grant of Options or Restricted Shares to an Eligible Person and each group of Options that vests on a separate date, or a group of Restricted Shares with respect to which restrictions lapse on a separate date, is treated as a separate Award.

  1.3 "Award Agreement" means a written agreement substantially in the form of Exhibit A-1, A-2, A-3 or A-4, or such other form or forms as the Board or the Committee (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Award.

  1.4 "Board" means the Board of Directors of the Company, as constituted from time to time.

  1.5 "Change of Control" means the happening of an event, which shall be deemed to have occurred upon the earliest to occur of the following events:

    a. the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated;

    b. the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company;

    c. the date the stockholders of the Company (or the Board, if stockholder action is not required) and the stockholders of the other constituent corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's voting capital stock immediately prior to the merger or consolidation will have at least 50% of the ownership of voting capital stock of the surviving corporation immediately after the merger or consolidation (on a fully diluted basis), which voting capital stock is to be held in the same proportion (on a fully diluted basis) as such holders' ownership of voting capital stock of the Company immediately before the merger or consolidation;

    d. the date any entity, Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than (i) the Company, or (ii) any of its Subsidiaries, or (iii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or (iv) any Affiliate (as such term is defined in Rule 405 promulgated under the Securities Act) of any of the foregoing, shall have acquired beneficial ownership of, or shall have acquired voting control over, more than 50% of the outstanding shares of the Company's voting capital stock (on a fully diluted basis), unless the transaction pursuant to which such Person, entity or group acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of Directors who were either members of the Board on the date that this Plan was originally adopted by the Board or members of the Board for at least twelve (12) months before the date of such approval;

    e. the date the Board determines (in its sole discretion) that based on then-currently available information, the events described in Section 1.5(d) are reasonably likely to occur; or

    f. the first day after the date of this Plan when Directors are elected such that there is a change in the composition of the Board such that a majority of Directors have been members of the Board for less than twelve
  (12) months, unless the nomination for election of each new Director who was not a Director at the beginning of such twelve (12) month period was approved by a vote of at least sixty percent (60%) of the Directors then still in office who were Directors at the beginning of such period.

  1.6 "Code" means the Internal Revenue Code of 1986, as amended.

  1.7 "Committee" means a committee appointed by the Board in accordance with
Section 3.1 of the Plan, and if one is appointed, then such committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required to be taken hereunder by, the Board.

  1.8 "Common Stock" means common stock of the Company, $.002 par value per Share.

  1.9 "Company" means ViroPharma Incorporated.

  1.10 "Director" means an individual who is a member of the Board of Directors of the Company.

  1.11 "Disability" means a mental or physical disability of an Eligible Person that renders such Eligible Person unable to perform the full extent of his duties and responsibilities by reason of his illness or incapacity for a period of 90 consecutive days or longer, or for 90 days during any six-month period.

  1.12 "Eligible Person" means:

    a. with respect to Awards of Incentive Stock Options, any person employed by the Company or by any of its Subsidiaries;

    b. with respect to Awards of non-qualified stock options, any person employed by the Company or by any of its Subsidiaries, advisors and consultants to the Company or any Subsidiary, Directors and members of the board of directors of a Subsidiary;

    c. with respect to any Award of Restricted Shares, any person employed by the Company or by any of its Subsidiaries, and Directors and members of the board of directors of a Subsidiary.

  1.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  1.14 "Fair Market Value Per Share" means:

    a. If shares of Common Stock are traded in the over-the-counter market: the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") System), as applicable or, if there is no trading on such date, on the next preceding date on which there were reported share prices.

    b. If shares of Common Stock are listed on a national or regional securities exchange or traded through the NASDAQ National Market: the closing price for a share of Common Stock on the exchange or on the NASDAQ National Market, as reported in The Wall Street Journal on the relevant valuation date, or if there is no trading on that date, on the next preceding date on which there were reported share prices.

    c. If neither of Sections 1.14(a-b) apply, then the Fair Market Value Per Share of Common Stock shall be determined in good faith by the Board or the Committee in its sole discretion.

  1.15 "Incentive Stock Option" means an Option that is an incentive stock option as described in Section 422 of the Code.

  1.16 "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, to the extent it deems it necessary or desirable to comply with Section 162(m) of the Code and applicable regulations thereunder, ensure that each Non-Employee Director also qualifies as an outside director as that term is defined in the regulations under Section 162(m) of the Code.

  1.17 "Option" means an Incentive Stock Option or a non-qualified stock option to purchase Shares that is awarded pursuant to the Plan.

  1.18 "Other Available Shares" means, as of any date:

    a. the total number of Shares owned by a Participant; in excess of

    b. the sum of:

      i. the number of Shares owned by such Participant for less than six months; plus

      ii. the number of Shares owned by such Participant that has, within the preceding six months, been surrendered as payment in full or in part, of the exercise price for an option to purchase any securities of the Company or an Affiliate under any restricted stock, stock bonus, stock option or other compensation plan, program or arrangement established or maintained by the Company or an Affiliate.

    If 1.18(a) is not greater than 1.18(b), the amount of "Other Available Shares" shall be zero.

  1.19 "Participant" means an Eligible Person to whom an Award is granted pursuant to the Plan.

  1.20 "Person" means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

  1.21 "Plan" means this ViroPharma Incorporated Stock Option and Restricted Share Plan, as amended from time to time.

  1.22 "Pool" means the pool of Shares subject to the Plan, as described in
Article 4, and as adjusted in accordance with Article 7 of the Plan.

  1.23 "Restricted Shares" means Shares that are subject to restrictions pursuant to Article 6 of the Plan.

  1.24 "Securities Act" means the Securities Act of 1933, as amended.

  1.25 "Shares" means shares of Common Stock including, without limitation, Restricted Shares.

  1.26 "Subsidiary" means a subsidiary corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

2. Participation

  The Board or the Committee will select Participants from among the Eligible Persons. The Board or the Committee may make Awards at any time and from time to time to Eligible Persons. Any Award may include or exclude any Eligible Person, as the Board or the Committee shall determine in its sole discretion. An Eligible Person who has received an Award, if he or she is otherwise eligible, may receive additional Awards.

3. Administration

  3.1 Procedure. The Board shall administer the Plan. The Board may at any time appoint a Committee of Non-Employee Directors of at least two persons to administer the Plan on behalf of the Board subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. Members of the Board or the Committee who are eligible for Awards or who have received Awards may vote on any matters affecting the administration of the Plan or the granting of Awards pursuant to the Plan, except that no such member shall act upon an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to an Award to himself or herself.

  From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

  3.2 Powers of the Board and the Committee. Subject to the provisions of the Plan, the Board or the Committee shall have the authority, in its discretion:

    a. to make Awards;

    b. to determine the Fair Market Value Per Share;

    c. to determine the exercise price of the Options to be awarded in accordance with Article 5 of the Plan;

    d. to determine the purchase price, if any, for Restricted Shares awarded in accordance with Article 6 of the Plan;

    e. to determine the Eligible Persons to whom, and the time or times at which, Awards shall be made, and the number of Shares to be subject to each Award;

    f. to prescribe, amend and rescind rules and regulations relating to the Plan;

    g. to determine the terms and provisions of each Award under the Plan and each Award Agreement (which need not be identical with the terms of other Awards and Award Agreements) and, with the consent of the Participant, to modify or amend an outstanding Award or Award Agreement;

    h. to determine the conditions that must be satisfied under any Award in order for an Option to vest and become exercisable, or, for the restrictions on any Restricted Share to lapse, which conditions may include satisfaction of performance goals, passage of set periods of time and/or other criteria as determined by the Board or the Committee;

    i. to accelerate the vesting or exercise date of any Option and/or to waive, in whole or in part any or all remaining restrictions on any Restricted Shares;

    j. to interpret the Plan or any agreement entered into with respect to an Award, the exercise of Options, or the removal of restrictions on Restricted Shares;

    k. to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions that may be necessary or appropriate with respect to the Company's rights pursuant to Awards or Award Agreements; and

    l. to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

  3.3 Effect of Decisions. All decisions, determinations and interpretations of the Board or the Committee shall be final and binding with respect to all Awards and Award Agreements under the Plan.

  3.4 Limitation of Liability. Notwithstanding anything herein to the contrary, no member of the Board or the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan, any Award, or any Award Agreement hereunder.

4. Stock Subject to the Plan

  4.1 Subject to the provisions of this Article 4 and the provisions of
Article 7 of the Plan, no more than 3,750,000 Shares of Common Stock (collectively, the "Pool"), may be awarded and sold under the Plan, of which a maximum of 10% of the Shares reserved for issuance hereunder may be awarded and sold or granted as Restricted Shares. No more than 1,000,000 Shares of Common Stock may be awarded and sold (or, in the case of Restricted Shares with no purchase price, granted) under the Plan to any individual Participant. Options awarded from the Pool may be either Incentive Stock Options or non-qualified stock options, as determined by the Board or the Committee. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unexercised Shares shall be returned to the Pool and become available for future award under the Plan, unless the Plan was terminated earlier. Similarly, if and to the extent that any Restricted Share is canceled, repurchased or forfeited for any reason, that Share will again become available for grant under the Plan.

  4.2 Shares to be delivered under the Plan will be made available, at the discretion of the Board or the Committee, from authorized but unissued Shares and/or from previously issued Shares reacquired by the Company.

5. Terms and Conditions of Options

  5.1 Option Awards. Options may be granted either alone or in conjunction with other Awards. Each Option awarded pursuant to the Plan shall be authorized by the Board or the Committee and shall be evidenced by an Award Agreement in such form as the Board or the Committee may from time to time determine. The provisions of Awards need not be the same with respect to each Participant. The prospective recipient of an Award of Options will not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

  5.2 Option Award Agreements. Each Award Agreement shall incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

    a. Number of Shares. The Award Agreement shall state the number of Shares subject to the Option, which shall not include fractional Shares.

    b. Option Price. The price per Share payable on the exercise of any Option shall be stated in the Award Agreement and shall be no less than the Fair Market Value Per Share on the date such Option is awarded, without regard to any restriction other than a restriction that will never lapse. Notwithstanding the foregoing, if an Incentive Stock Option is awarded under this Plan to any person who, at the time of the award of such Incentive Stock Option, owns stock possessing more than 10% of the total combined voting power of all classes of the Company's stock, the price per Share payable upon exercise of such Incentive Stock Option shall be no less than 110 percent (110%) of the Fair Market Value Per Share on the date such Option is awarded. Neither the Board nor the Committee may reprice any outstanding Options.

    c. Form of Option. The Award Agreement will state whether the Option awarded is an Incentive Stock Option or a non-qualified stock option, and will constitute a binding determination as to the form of Option awarded, subject to the provisions of Section 5.5(c) below.

  The Award Agreement may contain such other provisions as the Board or the Committee in its discretion deems advisable and which are not inconsistent with the provisions of this Plan.

  5.3 Consideration. The Board or the Committee shall determine the method of payment for the Shares to be issued upon the exercise of an Option, which may consist entirely of cash, personal or certified check, or, at the election of the Participant and as the Board or the Committee may, in its sole discretion, approve, by surrendering Shares with an aggregate Fair Market Value per Share equal to the aggregate Option price, or by delivering such combination of Shares and cash as the Board or the Committee may, in its sole discretion, approve; provided, however, that Shares may be surrendered in satisfaction of the Option price only if the Participant certifies in writing to the Company that the Participant owns a number of Other Available Shares as of the date the Option is exercised that is at least equal to the number of Shares to be surrendered in satisfaction of the Option price; provided further, that the Option price may not be paid in Shares if the Board or the Committee determines that such method of payment would result in liability under Section 16(b) of the Exchange Act to a Participant.

  Except as otherwise provided by the Board or the Committee, if payment is made in whole or in part in Shares, the Participant shall deliver to the Company certificates registered in the name of such Participant representing Shares legally and beneficially owned by such Participant, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value per Share on the date of delivery that is not greater than the aggregate Option price accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates. If the Board or the Committee, in its sole discretion, should refuse to accept Shares in payment of the Option price, any certificates representing Shares which were delivered to the Company shall be returned to the Participant with notice of the refusal of the Board or the Committee to accept such Shares in payment of the option price. The Board or the Committee may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.

  5.4 Exercise of Options. Any Option awarded hereunder shall be exercisable at such times and under such conditions as shall be set forth in the Award Agreement (as may be determined by the Board or the Committee and as shall be permissible under the terms of the Plan), which may include performance criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of the Plan.

  An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. If an Option is exercised for a fraction of a Share, the Fair Market Value of such fractional Share, as of the date of exercise, will be paid in cash.

  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Award Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any agreements required by the terms of the Plan and/or Award Agreement. Full payment may consist of such consideration and method of payment allowable under this Article 5 of the Plan. No adjustment shall be made for a dividend or other right for which the record date is earlier than the date the Option is exercised, except as provided in Article 7 of the Plan.

  As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Participant, deliver to the Participant at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Participant, a certificate or certificates representing the Shares for which the Option shall have been exercised. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available for sale under the Option by the number of Shares as to which the Option is exercised.

  5.5 Term and Vesting of Options.

    a. Except as provided in Section 5.6(d), Options awarded hereunder shall vest and become exercisable in whole or in part, in accordance with such vesting conditions as the Board or the Committee shall determine, which conditions shall be stated in the Award Agreement. Vested Options may be exercised in any order elected by the Participant whether or not the Participant holds any unexercised Options under this Plan or any other plan of the Company.

    b. Notwithstanding any other provision of this Plan, no Option shall be:
  (i) awarded under this Plan after ten (10) years from the date on which this Plan is adopted by the Board, or (ii) exercisable more than ten (10) years from the date of award; provided, however, that if an Option that is intended to be an Incentive Stock Option shall be awarded under this Plan to any person who, at the time of the award of such Option, owns stock possessing more than 10% of the total combined voting power for all classes of the Company's stock, the foregoing clause (ii) shall be deemed modified by substituting "five (5) years" for the term "ten (10) years" that appears therein.

    c. No Option awarded to any Participant shall be treated as an Incentive Stock Option, to the extent such Option would cause the aggregate Fair Market Value Per Share (determined as of the date of award of each such Option) of the Shares with respect to which Incentive Stock Options are exercisable by such Participant for the first time during any calendar year to exceed $100,000. For purposes of determining whether an Incentive Stock Option would cause such aggregate Fair Market Value Per Share to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order awarded. For purposes of this subsection, Incentive Stock Options include all Incentive Stock Options under all plans of the Company and of any Subsidiary that are Incentive Stock Option plans within the meaning of Section 422 of the Code.

    d. The awarding or vesting of an Option shall impose no obligation upon the Participant to exercise such Option.

    e. A recipient of an Option shall have no rights as a stockholder of the Company and shall neither have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him.

  5.6 Termination of Options.

    a. Unless sooner terminated as provided in this Plan, each Option shall be exercisable for such period of time as shall be determined by the Board or the Committee and set forth in the Award Agreement, and shall be void and unexercisable thereafter.

    b. Except as otherwise provided herein or by the terms of any Award, with respect to a Participant who is an employee or Director, upon the termination of such Participant's employment or other relationship with the Company for any reason, Options exercisable on the date of such termination shall be exercisable by the Participant (or in the case of the Participant's death subsequent to termination of employment or such other relationship, by the Participant's executor(s) or administrator(s)) for a period of three (3) months from the date of the Participant's termination.

    Except as otherwise provided herein or by the terms of any Award, with respect to a Participant who is an advisor or consultant, the termination of such Participant's relationship with the Company for any reason shall not accelerate the expiration date of Options exercisable on the date of termination; provided however, that if such Participant dies following such termination, the Option shall be exercisable for a period of twelve (12) months commencing on the date of the Participant's death by such Participant's executor(s) or administrator(s).

    c. Except as otherwise provided herein or by the terms of any Award, upon the Disability or death of a Participant while in the service of the Company, Options held by such Participant which are exercisable on the date of Disability or death shall be exercisable for a period of twelve (12) months commencing on the date of the Participant's Disability or death, by the Participant or his legal guardian or representative or, in the case of death, by his executor(s) or administrator(s).

    d. Options may be terminated at any time by agreement between the Company and the Participant.

  5.7 Forfeiture.

    a. Termination for Cause. Notwithstanding any other provision of this Plan, if the Participant's employment or engagement is terminated by the Company, and the Board or the Committee makes a determination that the
  Participant:

      i. has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any fiduciary duty owed to the Company;

      ii. has been convicted of a felony;

      iii. has disclosed trade secrets or confidential information of the Company; or

      iv. has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise;

      then all unexercised Options shall terminate upon the date of such a finding, or, if earlier, the date of termination of employment or engagement for such a finding, and the Participant shall forfeit all Shares for which the Company has not yet delivered share certificates to the Participant and the Company shall refund to the Participant the Option purchase price paid to it, if any, in the same form as it was paid (or in cash at the Company's discretion). Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

    b. Non-Competition. Notwithstanding any other provision of this Plan, if, during the 3-month period following a termination of service, which period shall be extended to 12 months in the event of a termination due to Disability, a Participant who is not a consultant or advisor commences any employment or engagement with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined in the sole discretion of the Board or the Committee, all unexercised Options shall terminate immediately upon the commencement thereof. In the event a Participant who is a consultant or advisor has entered into an agreement with the Company that contains non-competition covenants and such consultant or advisor violates the terms of his or her non-competition covenant, all unexercised Options shall terminate immediately upon the date of such violation.

6. Terms and Conditions of Restricted Shares

  6.1 Restricted Share Awards. Restricted Shares may be granted either alone or in conjunction with other Awards. Restricted Shares granted under an Award will be issued for such consideration, if any, as the Board or the Committee shall determine. Any Restricted Shares awarded pursuant to the Plan shall be authorized by the Board or the Committee and shall be evidenced by an Award Agreement in such form as the Board or the Committee may from time to time determine. The Board or Committee will determine the time or times within which Restricted Shares may be subject to forfeiture, and all other conditions of such Awards. The provisions of Awards need not be the same with respect to each Participant. The prospective recipient of an Award of Restricted Shares will not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

  6.2 Restricted Share Award Agreements. Each Award Agreement shall incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

    a. Number of Shares. The Award Agreement shall state the number of Restricted Shares subject to the Award, which shall not include fractional Shares.

    b. Price. The price per Restricted Share, if any, and the time of payment for the awarding of the Restricted Shares shall be stated in the Award Agreement.

  The Award Agreement may contain such other provisions as the Board or the Committee in its discretion deems advisable and which are not inconsistent with the provisions of this Plan.

  6.3 Consideration. The Board or the Committee shall determine the method of payment, if any payment is required, for the Restricted Shares to be granted under an Award, which may consist entirely of cash, personal or certified check, or, at the election of the Participant and as the Board or the Committee may, in its sole discretion, approve, by surrendering Shares with an aggregate Fair Market Value per Share equal to the aggregate price payable for the restricted Shares, or by delivering such combination of Shares and cash as the Board or the Committee may, in its sole discretion, approve; provided, however, that Shares may be surrendered in satisfaction of the Restricted Share price only if the Participant certifies in writing to the Company that the Participant owns a number of Other Available Shares as of the date on which payment is due that is at least equal to the number of Shares to be surrendered in satisfaction of the Restricted Share price; provided further, that the Restricted Share price may not be paid in Shares if the Board or the Committee determines that such method of payment would result in liability under Section 16(b) of the Exchange Act to a Participant.

  Except as otherwise provided by the Board or the Committee, if payment is made in whole or in part in Shares, the Participant shall deliver to the Company certificates registered in the name of such Participant representing Shares legally and beneficially owned by such Participant, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value per Share on the date of delivery that is not greater than the aggregate Restricted Share price accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates. If the Board or the Committee, in its sole discretion, should refuse to accept Shares in payment of the Restricted Share price, any certificates representing Shares which were delivered to the Company shall be returned to the Participant with notice of the refusal of the Board or the Committee to accept such Shares in payment of the Restricted Share price. The Board or the Committee may impose such limitations and prohibitions on the use of Shares to satisfy a Restricted Share price as it deems appropriate.

  6.4 Restricted Share Certificates and Legends. A share certificate will be issued in connection with each Award of Restricted Shares. Such certificate will be registered in the name of the Participant receiving the Award, and will bear the following legend and/or any other legend required by this Plan, the Award Agreement, any other applicable agreement, or by applicable law:

    THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE VIROPHARMA INCORPORATED STOCK OPTION AND RESTRICTED SHARE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE PARTICIPANT AND VIROPHARMA INCORPORATED (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS, REPURCHASE RIGHTS AND FORFEITURE CONDITIONS). COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF VIROPHARMA INCORPORATED AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE COMPANY.

  Share certificates evidencing Restricted Shares will be held in custody by the Company or in escrow by an escrow agent until the restrictions thereon have lapsed. As a condition to any Restricted Share Award, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Restricted Shares covered by such Award.

  6.5 Restrictions and Conditions. Restricted Shares awarded pursuant to this
Article 6 will be subject to the following restrictions and conditions:

    a. Except as provided in Section 6.6, the restrictions on Restricted Shares shall lapse in accordance with such conditions as the Board or the Committee shall determine, which conditions shall be stated in the Award Agreement and which may include the continued employment, engagement or service of the recipient for a period of time, the attainment of specified individual or corporate performance goals, or any other factors that the Board or Committee selects, in its sole and absolute discretion. During the period beginning on the date of an Award of Restricted Shares and ending when the restrictions on such Restricted Shares lapse as set forth in the Award Agreement or pursuant to Section 3.2(i) or Article 12 (the "Restriction Period"), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber such Restricted Shares.

    b. During the Restriction Period, the Participant will be entitled to receive any cash distributions or dividends paid with respect to Restricted Shares and will be entitled to vote such Restricted Shares. Consistent with
  Article 7, a Participant will be entitled to receive any distributions or dividends paid in the form of securities with respect to Restricted Shares, but such securities will be subject to the same terms and conditions as the Restricted Shares with respect to which they were paid, including, without limitation, the same Restriction Period.

    c. If and when the restrictions on Restricted Shares lapse through the expiration of the Restriction Period or pursuant to Section 3.2(i) or
  Article 12, the certificates for such Restricted Shares will be replaced with new certificates, without the restrictive legends described in Section
  6.4 applicable to such lapsed restrictions, and such new certificates will be promptly delivered to the Participant, the Participant's representative (if the Participant has suffered a Disability), or the Participant's estate or heir (if the Participant has died) at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Participant, the Participant's representative (if the Participant has suffered a Disability), or the Participant's estate or heir (if the Participant has died).

  6.6 Forfeiture.

    a. Except as otherwise provided herein or by the terms of any Award Agreement, upon the termination of a Participant's employment or other relationship with the Company for any reason, all of that Participant's Restricted Shares then subject to a Restriction Period will be forfeited.

    b. Except as otherwise provided herein or by the terms of any Award Agreement, if an individual or corporate performance goal specified in an Award Agreement is not attained, and if it is not possible later to attain such goal, all of a Participant's Restricted Shares then subject to a Restriction Period linked to the attainment of such goal will be forfeited.

    c. Restricted Shares may be forfeited at any time during the applicable Restriction Period by agreement between the Company and the Participant.

    d. If a Participant has paid the Company for Restricted Shares that are subsequently forfeited, the Company shall refund to the Participant the amounts paid to it for the forfeited Restricted Shares in the same form as it was paid (or in cash at the Company's discretion).

7. Adjustments

  7.1 Subject to required action by the stockholders, if any, the number of Shares that may be granted under this Plan, including the individual limit specified in Article 4, and the number of Shares subject to outstanding Awards of Options and Restricted Shares and the exercise or, if applicable, purchase prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding Shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations, merger, consolidation, exchange of shares, or any similar change affecting Common Stock.

  7.2 No fractional Shares shall be issuable on account of any action mentioned in Section 7.1, and the aggregate number of Shares into which Shares then covered by the Award, when changed as the result of such action, shall be increased to the next highest whole number of Shares resulting from such action, provided that no such increase shall be made if such increase would cause an Incentive Stock Option to lose its status as such without the consent of the Participant.

8. Time of Award

  The date of an Award shall, for all purposes, be the date which the Board or the Committee specifies when the Board or the Committee makes its determination that an Award is made, or if none is specified, then the date of such determination. Notice of the determination shall be given to each Eligible Person to whom an Award is made within a reasonable time after the date of such Award.

9. Modification, Extension and Renewal of Award

  Subject to the terms and conditions of the Plan, the Board or the Committee may modify, extend or renew an Award, or accept the surrender of an Award to the extent that an Option under the Award has not already been exercised, or the restrictions on Restricted Shares under the Award have not already lapsed. Notwithstanding the foregoing: (a) no modification of an Award that adversely affects the Participant shall be made without the consent of the Participant, and (b) no Incentive Stock Option may be modified, extended or renewed if such action would cause it to cease to be an "Incentive Stock Option" within the meaning of Section 422 of the Code, unless the Participant specifically acknowledges and consents to the tax consequences of such action.

10. Purchase for Investment and Other Restrictions

  10.1 The obligation of the Company to issue Shares to a Participant upon the exercise of an Option or upon the Award of Restricted Shares granted under the Plan is conditioned upon such issuance complying with all relevant provisions of applicable law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and any applicable foreign laws.

  10.2 At the option of the Board or the Committee, the obligation of the Company to issue Shares to a Participant upon the exercise of an Option or upon the Award of Restricted Shares granted under the Plan may be conditioned upon obtaining appropriate representations, warranties, restrictions and agreements of the Participant. Among other representations, warranties, restrictions and agreements, the Participant may be required to represent and agree that the purchase or receipt of Shares shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto. Unless the issuance of such Shares is registered under the Securities Act (and any similar law of a foreign jurisdiction applicable to the Participant), the Participant shall acknowledge that the Shares purchased are not registered under the Securities Act (or any such other law) and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act (or any such other law) in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act (or any such other law), and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal, state and foreign securities laws, rules and regulations. Unless the Shares subject to an Award are registered under the Securities Act, the certificates representing such Shares issued shall contain the following legend in substantially the following form:

  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO VIROPHARMA INCORPORATED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

  If required under the laws of any jurisdiction in which the Participant resides, the certificate or certificates may bear any such legend.

11. Transferability

  No Award shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant, the Participant's rights regarding Awards shall be exercisable only by such Participant, or, in the event of the legal incapacity or Disability of such Participant, then by the Participant's legal guardian or representative.

12. Change of Control

  12.1 Discontinuation of Plan and Non-Substitution of Shares. Notwithstanding anything to the contrary set forth in this Plan other than Section 12.3, if there is a Change of Control in which the Plan is not continued by a successor corporation, and in which equivalent, substituted options for common stock and substituted restricted shares in a successor corporation are not provided to Participants, then the Plan shall be terminated and, for a Participant who is an employee of the Company or any of its Subsidiaries or who is a Director, all unvested options shall vest and restrictions on Restricted Shares shall lift, as follows:

    a. if the Participant has been employed by the Company or a Subsidiary or has been a Director for at least two years as of the Change of Control, then: (i) all of the Participant's unvested Options shall be fully and immediately vested and exercisable, and (ii) the restrictions on all of the Participant's Restricted Shares shall lapse and the Shares shall become nonforfeitable; and

    b. if the Participant has been employed by the Company or a Subsidiary or has been a Director for less than two years as of the Change of Control, then: (i) fifty percent (50%) of the Participant's unvested Options as of the date of the Change of Control shall be immediately vested and exercisable and the remaining portion of the Options which are not vested shall lapse and be forfeited, and (ii) the restrictions on fifty percent (50%) of all of the Participant's Restricted Shares subject to a Restriction Period as of the date of the Change of Control shall lapse and the remaining portion of such Restricted Shares shall be forfeited.

  12.2 Continuation of Plan or Substitution of Shares. If there is a Change of Control in which the Plan is continued by a successor corporation or in which equivalent substituted options for common stock and substituted restricted shares in a successor corporation are provided to Participants, with respect to Participants who are employees of the Company or any of its Subsidiaries or who are Directors, Options shall vest and restrictions on Restricted Shares shall lift as follows:

    a. if a Participant who is employed by the Company and serves on the Company's management team (each, an "Executive Officer") or is a Director at the time of the Change of Control is not offered substantially equivalent employment with the successor corporation or a related employer (both in terms of duties and compensation), then any unvested Options and Restricted Shares held by such Executive Officer or Director as of the date of the Change of Control shall be fully and immediately vested and exercisable and shall have restrictions lifted in accordance with Section 12.1(a) or 12.1(b), as applicable, taking into account all service performed with the Company in any capacity for purposes of vesting; and

    b. if any Participant (without regard to such Participant's title) is offered substantially equivalent employment with the successor corporation or a related employer (both in terms of duties and compensation), then Options and Restricted Shares shall not be subject to accelerated vesting; provided however, that if the Participant's employment with the successor corporation or related employer is terminated by the successor corporation or related employer during the six month period following such Change of Control, then any unvested Options and Restricted Shares or substituted options or restricted shares shall be fully and immediately vested and exercisable and have restrictions lifted at the date of the Participant's termination of employment in accordance with Section 12.1(a) or 12.1(b), as applicable, taking into account service performed with the Company and the successor corporation and all related employers for purpose of vesting.

  12.3 Notwithstanding Sections 12.1 and 12.2 hereof, any Participant who is a "disqualified individual," as that term is defined in Section 280G(c) of the Code, shall be notified by the Board or the Committee of any event that may constitute a Change of Control in advance of the effective date of such Change of Control. Notice shall be provided, in the sole discretion of the Committee, as soon as reasonably practicable before the Change of Control. The disqualified individual may refuse to accept accelerated vesting of his or her Award after consideration of the tax consequences to such disqualified individual resulting from the Change of Control, provided that any such refusal shall be communicated to the Committee in writing before the Change of Control. If it is not practicable to provide advance notice of such Change of Control, the disqualified individual will be deemed to have elected to refuse such acceleration, but only to the extent that it is determined, as soon as practicable after the Change of Control, that accelerated vesting will result in negative tax consequences under Section 280G of the Code.

  12.4 In addition to arranging for the exchange of Options for options to purchase common stock in a successor corporation and the exchange of Restricted Shares for similarly restricted shares of common stock in a successor corporation, in the event of a Change of Control of the Company by reason of a merger, consolidation or tax free reorganization or sale of all or substantially all of the assets of the Company, the Board shall have the authority, in its discretion, to terminate this Plan and (i) to distribute to each Participant cash and/or other property in an amount equal to and in the same form as the Participant would have received from the successor corporation if the Participant had owned the Shares subject to the Option rather than the Option at the time of the Change of Control, provided that any such amount paid to a Participant shall reflect the deduction of the exercise price the Participant would have paid to purchase such Shares and (ii) to redeem any Restricted Share for cash and/or other property in an amount equal to and in the same form as the Participant would have received from the successor corporation if the Participant had owned the Restricted Shares at the time of the Change in Control. The form of payment or distribution to the Participant pursuant to this Section shall be determined by the Committee.

13. Amendment of the Plan

  Insofar as permitted by law and the Plan, and subject to Section 15.3, the Board or the Committee may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Award, including amendments necessary or advisable to assure that the Incentive Stock Options, non-qualified stock options and Restricted Shares available under the Plan continue to be treated as such, respectively, under all applicable laws.

14. Application of Funds

  The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options and any sale of Restricted Shares shall be used for general corporate purposes or such other purpose as may be determined by the Board.

15. Approval of Stockholders

  15.1 Effective Date of Plan. This amendment, restatement, and renaming of the Plan shall become effective on the date that it is adopted by the Board; provided, however, that this amendment, restatement, and renaming shall be rescinded, and all actions taken pursuant to the Plan, as amended, restated, and renamed (except the granting of Options with respect to Shares initially authorized for award under the Plan before this amendment, restatement, and renaming), shall be null and void as of the first anniversary of the date of adoption by the Board unless, before such first anniversary, the Plan, as amended, restated, and renamed, is approved by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present, either in person or by proxy.

  15.2 Awards Prior to Stockholder Approval. The Board or the Committee may make Awards hereunder before the stockholder meeting at which the Plan, as amended, restated, and renamed will be presented to the Company's stockholders for approval; provided, however, that any and all Options awarded for Shares in excess of 2,750,000 Shares, the number of Shares initially authorized for award under the Plan prior to this amendment, restatement, and renaming, shall lapse automatically on the first anniversary of the date of adoption by the Board if the Plan is not approved by such stockholders on or before such date. With respect to Awards made before the earlier of the date the Plan is approved by the Company's stockholders or the first anniversary of the date the Plan is adopted by the Board, the Board or the Committee shall designate whether the Award is for Shares previously authorized for award under the Plan, or is for Shares as to which stockholder approval is pending. Neither the Board nor the Committee may grant Restricted Shares before the approval by Company stockholders of the amended, restated, and renamed plan.

  15.3 Stockholder Approval of Certain Amendments.

    a. If the Board or the Committee amends the Plan to increase the aggregate number of Shares for which Awards may be awarded hereunder, and approval of the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy), is not obtained within twelve (12) months of the adoption of such amendment, all Awards with respect to such increased number of shares shall lapse automatically on the first anniversary of the date of the adoption of such amendment.

    b. If the Board or the Committee amends the Plan to change the designation of the class of employees eligible to receive Options, and approval of the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy), is not obtained within twelve (12) months of the adoption of such amendment, all Incentive Stock Options awarded after the date of such adoption automatically shall be converted into non-qualified stock options on the first anniversary of the date of the adoption of such amendment.

    c. Section 5.2(b) of the Plan may not be amended to permit the grant of Options with an exercise price below Fair Market Value or to permit outstanding Options to be repriced unless such amendment is approved by the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy).

16. Conditions Upon Issuance of Shares

  Shares shall not be issued pursuant to the exercise of an Option or grant of Restricted Shares unless the exercise of such Option or grant of such Restricted Shares and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

17. Reservation of Shares

  17.1 The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

  17.2 The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and/or sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18. Taxes, Fees, Expenses and Withholding of Taxes

  18.1 The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the award of Options and Restricted Shares and/or the issue and transfer of Shares pursuant to the exercise of Options, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will use its best efforts to comply with all laws and regulations that, in the opinion of counsel for the Company, shall be applicable thereto.

  18.2 The granting of Awards hereunder and the issuance of Shares pursuant to the grant of Restricted Shares and the exercise of Options is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Participant, any taxes required to be withheld under federal, state or local law as a result of: the grant of an Award, the vesting of an Option, the exercise of an Option, the lapse of restrictions with respect to Restricted Shares, or the sale of Shares. To the extent that compensation or other amounts, if any, payable to the Participant is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Participant (or such other person entitled herein to exercise the rights associated with such Award), as a condition of the exercise of an Option or grant of Restricted Shares, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law, provided that such satisfaction of tax liability is made within 60 days of the date on which written notice of exercise has been given to the Company. With respect to Restricted Shares, the minimum required withholding obligations may be settled in Shares that are part of the Award that gives rise to the withholding requirement.

19. Miscellaneous

  19.1 Notices. Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a Participant shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant or his or her permitted transferee (upon the permitted transfer) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via hand delivery, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each Participant and each permitted transferee holding Shares purchased upon exercise of an Option or granted pursuant to an Award of Restricted Shares to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

  19.2 No Enlargement of Participant Rights. This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Participant, or to be consideration for or a condition of the employment or service of any Participant. Nothing contained in this Plan shall be deemed to give any Participant the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or any such corporation to discharge or retire any Participant thereof at any time subject to applicable law. No Participant shall have any right to or interest in Awards authorized hereunder prior to the award thereof to such Participant, and upon such Award the Participant shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

  19.3 Information to Participants. The Company, upon request, shall provide without charge to each Participant copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

  19.4 Availability of Plan. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

  19.5 Section Headings. The descriptive headings of this Plan are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Plan.

  19.6 Invalid Provisions. If any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed to render any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

  19.7 Applicable Law. This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflict of law principles of Pennsylvania or any other jurisdiction.

  Executed this 5th day of April, 2001.

[Corporate Seal]                          VIROPHARMA INCORPORATED

          /s/ Thomas F. Doyle                       /s/ Michel de Rosen
Attest: _____________________________     By:__________________________________

                            VIROPHARMA INCORPORATED
              2001 Annual Meeting of Stockholders - June 11, 2001
                SOLICITED ON BEHALF OF THE COMPANY AND APPROVED
                           BY THE BOARD OF DIRECTORS


   The undersigned hereby constitutes and appoints Michel de Rosen and Thomas F. Doyle, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to appear at the Annual Meeting of Stockholders of ViroPharma Incorporated to be held on June 11, 2001 and at any postponement or adjournment thereof, and to vote all of the shares of ViroPharma Incorporated that the undersigned is entitled to vote, with all powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as follows:

     ELECTION OF CLASS II DIRECTOR FOR A TERM OF THREE YEARS:

     Michel de Rosen          FOR  [_]     WITHHOLD AUTHORITY  [_]
     Howard Pien              FOR  [_]     WITHHOLD AUTHORITY  [_]

     APPROVE AMENDMENT OF STOCK OPTION PLAN:

                FOR  [_]  AGAINST  [_]  ABSTAIN  [_]

                    (Please date and sign on reverse side)
--------------------------------------------------------------------------------



                      This space intentionally left blank

   This proxy, when properly executed, will be voted as directed. If no directions to the contrary are indicated, the proxy agents intend to vote FOR the election as directors of the nominees named on this proxy card, and FOR the approval of the amendment of the Company's Stock Option Plan. Abstentions on the proposal to approve the amendment of the Company's Stock Option Plan will have the effect of a negative vote

   A majority of the proxy agents present and acting in person, or by their substitutes (or if only one is present and acting, then that one) may exercise all the powers conferred hereby. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

   Receipt of the Company's 2001 Annual Report to Stockholders and the Notice of the 2001 Annual Meeting and Proxy Statement relating thereto is hereby acknowledged.


                                          Date:___________________________, 2001

                                          ______________________________________

                                          ______________________________________
                                                          Signature (s)
                             Please sign your name exactly as it appears hereon,
                              indicating any official position or representative
                             capacity. If Shares are registered in more than one
                                                     name, all owners must sign.


PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE
                                PAID ENVELOPE.
--------------------------------------------------------------------------------
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